EVOLUS INVESTOR & ANALYST DAY

MAY 2019


evolus™

Lauren Silvernail.

CHIEF FINANCIAL OFFICER &
EVP CORPORATE DEVELOPMENT

Forward Looking Statements

- **Special Note Regarding Forward-Looking Statements**
- This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position; business strategy; prospective product candidate; the timing of and our ability to obtain and maintain regulatory approvals; ability to commercialize our product candidate; our ability to acquire rights to other product candidates; research and development costs; timing and likelihood of success, plans and objectives of management for future operations; products and product candidates; the potential market acceptance, demand market size, adoption rate and and future results of our product candidate, are forward-looking statements.
- These forward-looking statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain and maintain on a timely basis, or at all, regulatory approval of our product candidate; our reliance on our exclusive third-party manufacturer and supplier of our product candidate; the sufficiency of our cash resources and needs for additional financing; our ability to commercialize our product candidate; the size and growth of the potential markets for our product candidate and the ability to serve those markets; the rate and degree of market acceptance of our product candidate; our anticipated growth strategies; the anticipated trends and challenges in our business and the market in which we operate; our ability to establish and maintain development partnerships; our ability to attract or retain key personnel; our expectations regarding federal, state and foreign regulatory requirements; and regulatory developments in the United States and foreign countries and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the year ended December 31, 2018, which is on file with the Securities and Exchange Commission, or SEC. All of our filings are available on the SEC's website at www.sec.gov. All written and verbal forward-looking statements attributable to our Company or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Further Information

Certain of the industry, statistical and market data in this presentation was obtained from our own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While we believe that the information from these industry publications, surveys and studies is reliable, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors, which could cause results to differ materially from those expressed in the estimates made by third parties and by us.

EVOLUS™ & Jeuveau™ are two of our trademarks that are used in this presentation. This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights, to these trademarks and trade names. We do not intend our use or display of other companies' trade names or trademarks (including Botox® and Botox® Cosmetic, which we refer to as Botox®) to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Hi-Pure ™ is a trademark of Daewoong Pharmaceutical Co, Ltd.

Our financial results are prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative
to GAAP financial measures.

Important Safety Information

IMPORTANT SAFETY INFORMATION FOR JEUVEAU™ (prabotulinumtoxinA-xvfs)

JEUVEAU may cause serious side effects that can be life threatening. Get medical help right away if you have any of these problems any time (hours to weeks) after injection of JEUVEAU:

- **Problems swallowing, speaking, or breathing,** due to weakening of associated muscles, can be severe and result in loss of life. You are at the highest risk if these problems are pre-existing before injection. Swallowing problems may last for several months.
- **Spread of toxin effects.** The effect of botulinum toxin may affect areas away from the injection site and cause serious symptoms including: loss of strength and all-over muscle weakness, double vision, blurred vision and drooping eyelids, hoarseness or change or loss of voice, trouble saying words clearly, loss of bladder control, trouble breathing, trouble swallowing.

Do not use JEUVEAU if you: are allergic to any of the ingredients in JEUVEAU (see Medication Guide for ingredients); had an allergic reaction to any other botulinum toxin product such as rimabotulinumtoxinB (MYOBLOC®), onabotulinumtoxinA (BOTOX®/BOTOX® Cosmetic), abobotulinumtoxinA (DYSPORT®), or incobotulinumtoxinA (XEOMIN®); have a skin infection at the planned injection site; or are a child.

JEUVEAU dosing units are not the same as, or comparable to, any other botulinum.

Tell your healthcare provider about all your muscle or nerve conditions, such as ALS or Lou Gehrig's disease, Myasthenia gravis, or Lambert-Eaton syndrome, as you may be at increased risk of serious side effects including difficulty swallowing and difficulty breathing from typical doses of JEUVEAU.

Tell your healthcare provider about all your medical conditions, including: any side effects from botulinum toxin products, including dry eye; breathing, swallowing, bleeding, or heart problems; plans to have surgery; weakness of forehead muscles; drooping eyelids; had surgery on your face; are pregnant or breastfeeding or plan to become pregnant or breastfeed (it is not known if JEUVEAU can harm your unborn baby or passes into breast milk).

Tell your healthcare provider about all the medicines you take, including prescription and over-the-counter medicines, vitamins, and herbal supplements. Using JEUVEAU with certain other medicines may cause serious side effects. **Do not start any new medicines until you have told your healthcare provider that you have received JEUVEAU in the past.**

Especially tell your healthcare provider if you: have received any other botulinum toxin product in the past and the last 4 months. and exactly which product you received (such as BOTOX, BOTOX Cosmetic, MYOBLOC, DYSPORT, or XEOMIN).

JEUVEAU may cause loss of strength or general muscle weakness, vision problems, or dizziness within hours to weeks of treatment with JEUVEAU. **If this happens, do not drive a car, operate machinery, or do other dangerous activities.**

JEUVEAU can cause other serious side effects including: allergic reactions (such as itching, rash, red itchy welts, wheezing, asthma symptoms, or dizziness or feeling faint), heart problems (such as irregular heartbeat and heart attack), and eye problems (including dry eye, reduced blinking, and corneal problems). Tell your healthcare provider or get medical emergency help right away if you experience a serious side effect.

The most common side effects include: headache; eyelid drooping, upper respiratory tract infection, and increased white blood cell count in your blood.

APPROVED USE

JEUVEAU is a prescription medicine that is injected into muscles and used in adults for a short period of time (temporary) to improve the look of moderate to severe frown lines between the eyebrows (glabellar lines).

The risk information provided here is not complete. For more information about JEUVEAU, see the full Prescribing Information including BOXED WARNING, and Medication Guide, visit evolus.com or talk to your healthcare provider.

To report side effects associated with use of JEUVEAU, please call 1-877-386-5871. You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1-800-FDA-1088.

Manufactured by: Evolus, Inc., 1027 Garden St., Santa Barbara, CA 93101

Today's Agenda

TIME	TOPIC	PRESENTER	TIME (MINUTES)
9:00am	Welcome & Opening	Lauren Silvernail	5
9:05am	Performance Beauty: Building a New Category	David Moatazedi	25
9:30am	Launching #NEWTOX	Mike Jafar	30
10:00am	TRANSPARENCY Highlights	Rui Avelar	15
10:15am	Expert Exchange	Moderated Panel	35
10:50am	Closing Remarks: Future of Evolus	David Moatazedi	5
10:55am	Management Q&A	David, Mike, Lauren, Rui	20

David Moatazedi.

PRESIDENT & CEO

Our Transformation

DESIGNED TO COMPETE WITH THE MARKET LEADER

PERFORMANCE BEAUTY

Ingredients


Nasdaq
IPO
NASDAQ: EOLS
OXFORD FINANCE
$100M OF
FINANCING
Jeuveau
PRODUCT
AVAILABILITY
Health Canada
EU Positive CHMP Opinion
FDA
APPROVALS
SALES
FORCE
Transparency
CLINICAL PROGRAM
DATA
Newport Beach
OFFICE SPACE
LEADERSHIP
evolus™
PREMIUM
BRAND
Derm Surgery
AAD
PUBLICATIONS&
PRESENTATIONS
DIGITAL
PLATFORM
CUSTOMER
CENTRICITY

Our Highly Experienced Leadership Team

David Moatazedi
PRESIDENT AND CEO

Crystal Muilenburg
VICE PRESIDENT, CORPORATE COMMUNICATIONS & PR

Kurt Knab
VICE PRESIDENT, SALES

Lauren Silvernail
CFO AND EVP, CORPORATE DEVELOPMENT

Rui Avelar, MD
CHIEF MEDICAL OFFICER AND HEAD OF R&D

Jeff Plumer
VICE PRESIDENT, LEGAL

Amy Fox
VICE PRESIDENT, HUMAN RESOURCES

Alex Sabad
VICE PRESIDENT, OPERATIONS

Michael Jafar
CHIEF MARKETING OFFICER



CULTURE BY DESIGN

TRANSPARENT

At Evolus, we're clear, open and honest– with our customers and with each other. We value loyalty and we deliver transparent value with every interaction.

IMPACT

As a team, we move quickly but also have enough time and space to create broad, innovative ideas. Nobody will hold you back here. Your voice matters. Your impact will be yours to own.

FUN

If you love what you do you'll never work a day in your life. This is a mantra we live and breathe. We look forward to Mondays because the work that we do doesn't feel like work.

OUR GOAL -

To make the beauty experience delightful and achievable

Performance Beauty

products that simply work

it's about cultural expression, celebrating diversity, celebrating your definition of beauty.

FRICTIONLESS ALTERNATIVE


prabotulinumtoxinA-xvfs
Jeuveau
for Injection
100 UNITS VIAL
For Intramuscular Use
1 Single-Dose Vial
Designed by Evolus

PRODUCT


evolus

PLATFORM



EXPERIENCE

THE EVOLUS EXPERIENCE


J.E.T.
Jeuveau™ Experience Treatment

PHYSICIAN UX


#NEWTOX
Transparency
Jeuveau

CONSUMER UX


IMPROVE PROFITABILITY
INDEX PRICING

DESIGNED TO
BREAK THE BUNDLE


9:41
Orders
All
Unpaid (3)
FILTER
South Coast Medical
$7,320.00 (12 Vials)
Processing
Due: 60d
Seaside Medical Group
$4,880.00 (8 Vials)

TECHNOLOGY

Michael Jafar.

CHIEF MARKETING OFFICER

So… why now?

first 900KD since Botox® Cosmetic

the consumer mindset has evolved

digital platform


hello

Introducing

Jeuveau™

nou•veau
/no͞ovō/ adjective
Modern or up to date.



31K Consumers Surveyed

MODERN LANGUAGE

#NEWTOX

96%

Social Content Created by Injectors

SOCIAL STUDY [1]

N = 5,384

[1]Based on Evolus's Proprietary Market Research, Dec 2018


#NEWTOX is coming
Learn more at newtox.com
Please see full Prescribing Information, including Black Box Warning and Medication Guide, at evolus.com.


Please see full Prescribing Information, including Black Box Warning and Medication Guide, at evolus.com.


Smart people + hard work + teamwork = FDA approval
#NEWTOX

~2 million
(This Year)

Getting treated
EACH YEAR

to

~6 million[1]
(next 12 months)

Consider a
NEUROTOXIN

1- Source: Evolus US Neurotoxin Market Research, Dec. 2018.

A Modern Way to Build a Beauty Company


Desirability
Feasibility
Viability

Design Thinking

MARRIOTT → airbnb

Gillette → DOLLAR SHAVE CLUB

Mercedes-Benz → TESLA


Rogaine
When to Start?
For Women
Special Offers
NEW! ROGAINE® App for iPhone
FACTS
PRODUCTS
RESULTS PROGRAM
REAL STORIES
SHOP
“I TOOK CONTROL WITH
ROGAINE® FOAM”
SEE THE PRODUCTS


hims

OUR GOAL

To make the beauty experience delightful and achievable



Design to Optimize Experience

LOGO

evolus™

COLOR


Color of the Year 2019
PANTONE®

TYPOGRAPHY

Jeuveau™
prabotulinumtoxinA-xvfs
injection

ILLUSTRATION



TONE OF VOICE

Hello Beautiful

PHOTOGRAPHY


prabotulinumtoxinA-xvfs
Jeuveau

MOTION


#NEWTOX

ICONOGRAPHY

Transparency
CLINICAL PROGRAM

Hi-Pure™
Technology

Beauty Platform

FOR HER



First of its kind way to interact with this category

FOR OUR DOCTORS


evolus
Beauty is anything that makes someone look as beautiful as they feel
Dr. Jackie Yee
Plastic Surgeon

Platform to define performance and beauty (their way)


Welcome to the family
#NEWTOX
Dr. Rosalyn George, MD
Our leadership
There's work and then there's your life's work.
Our Ecosystem Platform
Transparency
CLINICAL PROGRAM
Jeuveau
Seamless ordering experience
To accelerate the world to performance beauty products and bring the beauty back in the Business of Beauty.
30 new exploratory head-to-head data points

"…it feels more playful than …less clinical"

– NT EXPERIENCED

" The image that's portrayed and conveyed here is more inviting and welcoming than ads I've seen"

– PROACTIVE ANTI-AGER

"Jeuveau™ feels fresher, younger…"

– NT USER

[1]Based on Evolus's Proprietary Market Research, Dec 2018

Evolus Practice


evolus

Ecosystem Experience


9:41
Enter a Quantity
5
Jeuveau™
$610.00 per vial
1
2
3
4
5
6
7
8
9
0
CHECKOUT: $3,050.00


9:41
Checkout
ORDER DETAILS
Jeuveau
QTY: 5
$610.00 / 100 Unit Vial
Subtotal $3,050.00
Discount (20%) -$610.00
Estimated Tax $195.20
Shipping Free
Total $2,635.20
PAYMENT METHOD
VISA Card Ending in 0241
SHIPPING ADDRESS
COMPLETE ORDER: $0.00


9:41
Scott (Medical Affairs)
Typically replies in 12m
I have a question about your data
Happy to help!
Write a reply...

J.E.T.

Jeuveau™ Experience Treatment

- One of the largest experience programs to enter this market
- Deployed in the next 90 days
- Reaching 3,000 accounts
- Designed to accelerate market share



Welcome to the family
Please see Important Safety Information, including Boxed Warning inside, and accompanying full Prescribing Information.
J.E.T.



Jeuveau
#NEWTOX





headbands
ice packs
gloves

ART OF ~~PRICING~~ PROFIT

Toxin Profitability Under Pressure

BOTOX® COSMETIC PRICE PER UNIT

~+53% since launch

2002	2018
~$4	~$6

PATIENT PRICE PER UNIT*

~+10%

2002	2018
~$12	~$13



RELATIVE PROFIT BY PROCEDURE

$	$$	$$	$$$
Toxin	Filler	Implants	Capital Equipment

* Based on a 100 unit vial. Data based on physician discussions.

TRANSPARENT PRICING TO PROFIT THE PRACTICE

JEUVEAU™
PREMIUM PRICE

OUR $610/VIAL LIST PRICE

IMPROVE PROFIT

BREAK THE BUNDLE

OUR OBJECTIVE

INDEX PRICING

EST. AVG DISCOUNT
20-25% TO MARKET

HOW IT WORKS


Smart Savings Calculator
Annual
Per Unit
5 Year
ANNUAL NET PROFIT INCREASE
$24,524.46
competitor
50 % of 399 Total Vials
evolus
200 Vials
199 Vials

CALCULATOR

90 day focus

JEUVEAU™




#NEWTOX

IMPROVE
PROFIT

Thank you

Rui Avelar, MD.

CHIEF MEDICAL OFFICER &
HEAD OF RESEARCH & DEVELOPMENT

A Neurotoxin by Design


prabotulinumtoxinA-xvfs
Jeuveau
for Injection
100 UNITS VIAL
For Intramuscular Use | 1 Single-Dose Via
Designed by Evolus

Jeuveau™
prabotulinumtoxinA-xvfs
injection

Purification method: Crystallization
Finishing method: Vacuum dried



\+



\+



900 kDa
prabotulinumtoxinA

0.5 mg
Human Serum Albumin

0.9 mg
salt

1. Jeuveau [Package Insert], Santa Barbara, CA: Evolus, Inc; 2019.



State-of-the art manufacturing facility with patented Hi-Pure™ technology

Transparency
CLINICAL PROGRAM

Jeuveau™ (PrabotulinumtoxinA-xvfs)

Phase III Studies

Single Treatment, 5 Month Studies

US EV-001 and EV-002

- Two identical Phase III studies
- N= 330 EV-001, N= 324 EV-002
- Superiority to placebo
- Vacuum dried formulation

Europe / Canada EVB-003

- EVB-003
- N=540
- Non-Inferiority to Botox (OnabotulinumtoxinA)
- Vacuum dried formulation

Phase II Studies

Repeat Treatment, 1 Year Studies

US EV-004

- N= 352
- Freeze dried formulation

US EV-006

- N=570 formulation
- Vacuum dried formulation

PHASE III US STUDIES
EV-001 AND EV-002

Jeuveau™

PRABOTULINUMTOXINA-XVFS

Prabotulinumtoxin US Phase III Trials Primary Endpoint

Primary Endpoint Components

≥2 Point GLS Improvement at Maximum Frown

Investigator and Subject Assessments

US Phase III EV001 ≥ 2Point Composite Improvement		
Investigator	≥2Pt Composite	Subject
Prabotulinum	IA+SA	Prabotulinum
77.5%	**67.5%**	76.7%

US Phase III EV002 ≥2 Point Composite Improvement		
Investigator	≥2Pt Composite	Subject
Prabotulinum	IA+SA	Prabotulinum
82.5%	**70.4%**	76.3%


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.2%
67.5%
Placebo
N=84
Prabotulinumtoxin
N=246


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.3%
70.4%
Placebo
N=78
Prabotulinumtoxin
N=246

Prabotulinumtoxin US Phase III Trials

Secondary Endpoints

≥2 Point Composite GLS Improvement at Maximum Frown (Investigator and Subject agree)

Day 120 Responder Rates

EV-001	
≥2 Composite Score	
Prabotulinum	Placebo
8.3*	1.3

p-value* 0.023

EV-002	
≥2 Composite Score	
Prabotulinum	Placebo
12.4*	0

p-value* <0.001

Day 150 Responder Rates

EV-001	
≥2 Composite Score	
Prabotulinum	Placebo
4.6*	0

p-value* 0.047

EV-002	
≥2 Composite Score	
Prabotulinum	Placebo
4.6*	0

p-value* 0.041

Prabotulinumtoxin US Phase III Trials

Exploratory Endpoints: GLS at Maximum Frown (%)
≥1 Point Improvement



EV-001
Placebo - IA
Placebo - SA
Prabot - IA
Prabot - SA
100
90
80
70
60
50
40
30
20
10
0
8.4
14.5
46.2
49.6
8.8
18.8
91.2
91.2
6.1
14.6
95.4
95.0
9.6
13.3
95.8
94.6
7.5
16.3
77.4
73.5
7.5
12.5
64.6
59.0
7.4
13.6
41.8
42.6
2
7
14
30
90
120
150/ET
Days Post Treatment



EV-002
Placebo - IA
Placebo - SA
Prabot - IA
Prabot - SA
100
90
80
70
60
50
40
30
20
10
0
17.1
18.4
56.0
46.5
18.1
15.3
90.8
89.9
17.1
17.1
94.6
92.9
10.7
17.3
95.0
92.5
14.5
17.1
79.0
73.4
13.3
22.7
57.5
59.2
6.5
22.1
33.8
40.5
2
7
14
30
90
120
150/ET
Days Post Treatment

Prabotulinumtoxin US Phase III Trials

Exploratory Endpoints: **Global Aesthetic Improvement Scale** Subjects With Positive Response (Much Improved/Improved)


EV-001
Placebo-IA
Placebo-SA
Prabot -IA
Prabot -SA
Day 2: 4.8, 20.5, 48.7, 50.8
Day 7: 8.8, 11.3, 92.4, 92
Day 14: 4.9, 6.1, 96.7, 93.3
Day 30: 4.8, 6, 95.8, 94.2
Day 90: 3.8, 3.8, 83.8, 79.9
Day 120: 7.5, 5, 77.7, 62.9
Day 150: 6.2, 3.7, 53.6, 50.2
Days Post Treatment
EV-002
Placebo-IA
Placebo-SA
Prabot -IA
Prabot -SA
Day 2: 10.5, 17.1, 59.8, 52.3
Day 7: 11.1, 12.5, 90.3, 90.3
Day 14: 7.9, 11.8, 94.1, 94.1
Day 30: 10.7, 9.3, 92.9, 90.4
Day 90: 10.5, 9.2, 81.1, 79.4
Day 120: 9.3, 6.7, 65.2, 68.7
Day 150: 3.9, 3.9, 43, 57
Days Post Treatment

Prabotulinumtoxin US Phase III Trials

Exploratory Endpoints:

Subject Satisfaction (Satisfied/Very Satisfied)


EV-001
Satisfied
Very Satisfied
Positive Responders on the SSS (%)
100
90
80
70
60
50
40
30
20
10
0
14.5
45.3
7.5
84.5
3.7
88.8
4.8
90.0
2.5
79.1
3.8
77.3
3.7
70.0
2
7
14
30
90
120
150/ET
Days Post Treatment
EV-002
Satisfied
Very Satisfied
100
90
80
70
60
50
40
30
20
10
0
22.4
55.2
13.9
88.2
11.8
91.6
8.0
92.1
7.9
84.1
4.0
74.2
7.8
71.3
2
7
14
30
90
120
150/ET
Days Post Treatment

Prabotulinumtoxin US Phase III Trials

Safety

	US PIII EV-001		US PIII EV-002	
	Placebo	Prabotulinum	Placebo	Prabotulinum
All	32.1%	38.2%	26.9%	28.5%
Related	13.1%	15.4%	7.7%	9.8%

- Ptosis (drug related)
  - EV-001 – eyelid 0.8%, eyebrow 0.4%
  - EV-002 – eyelid 1.2%, eyebrow 0.4%

- No drug related SAEs
- Most adverse events were mild

Jeuveau™
Prabotulinumtoxin US
Treatment Emergent Safety Data and Black Box Warning

All Treatment Emergent Adverse Events ≥ 1%
Jeuveau™ Group Higher than Placebo Group

	Placebo	US Single Rx EV001/EV002
Headache	13.3%	11.6%
Eyelid Ptosis	0.0%	1.6%
URTI	1.4%	2.6%
WBC Increase	0.0%	1.2%

Jeuveau™
Treatment Emergent Adverse Events ≥ 1%

	Placebo	US Single Rx EV001/EV002
Headache	7.6%	9.3%
Eyelid Ptosis	0.0%	1.0%

Jeuveau ™ Black Box Warning



PHASE III CANADA AND EUROPE EVB-003

PRABOTULINUMTOXINA-XVFS

Prabotulinumtoxin
Canada and Europe Phase III Trial
Glabellar Line Study Design

Study Design
- Multi-center, blinded, randomized, single dose study
- N = 540, randomized 5:5:1 (Prabot : Onabot : Placebo)

Study Population
- Subjects ≥18 years of age
- Moderate (GLS=2) to severe (GLS=3)
- Glabellar lines had an important psychological impact (on mood, anxiety and/or depressive symptoms)



Prabotulinumtoxin EU/CA Phase III Trial

Glabellar Line Study Design

- **Primary Endpoint**
  - A responder is a subject rated a 0 or 1 at Day 30 by IA using the 4 point GLS scale at maximum frown
  - Non-inferiority to onabotulinumtoxinA (Botox ® Cosmetic)



Prabotulinum
Canada and Europe Phase III Trial

Primary Endpoint: Non-Inferiority Met

PRIMARY ENDPOINT
Responder Rate Day 30
GLS = 0 or 1 at Maximum Frown
Investigator Assessment


100
90
80
70
60
50
40
30
20
10
0
87.2
82.8
4.2
JeuveauTM n = 235
Botox n = 244
Placebo n = 48

PRIMARY ENDPOINT

Difference between groups:	4.4%
Lower limit of one-sided 97.5% CI:	-1.9%
Non-inferiority margin:	- 10%


Favors Botox
Favors Jeuveau™
Non-inferiority Margin= -10%
Lower Limit of two-sided 95% CI: -1.9%
Upper Limit of two-sided 95% CI: 10.8%
4.4
-10
-5
0
5
10

Prabotulinumtoxin Canada and Europe Phase III Trial

Secondary Endpoints

≥1 Improvement GLS at Maximum Frown
Investigator Assessment

	Placebo	Botox	Jeuveau™
Day 2	12.20%	57.00%	54.2%*

	Placebo	Botox	Jeuveau™
Day 150	8.30%	34.40%	37.7%*

Subject Satisfaction
≥1 Improvement Subject Satisfaction

	Placebo	Botox	Jeuveau™
Day 30	6.30%	86.60%	91.3%*

*P-Value Placebo vs Jeuveau <0.001

Prabotulinumtoxin
Canada and Europe Phase III Trial
Exploratory Endpoint – Glabellar Line Scale


Jeuveau™ vs Botox
≥1 Pt Improvement of GLS at Maximum Frown
Investigator Assessment
≥1 Point Responders on the GLS at Maximum Frown (%)
0
20
40
60
80
100
120
54.5
57.4
12.5
95.7
95.1
8.5
95.3
93.9
6.3
76.7
73.9
6.3
57.8
51.5
12.5
37.9
34.3
8.3
2
14
30
90
120
150/ET
Jeuveau
Botox
Placebo
Days Post Treatment

Prabotulinumtoxin
Canada and Europe Phase III Trial
Exploratory Endpoint – Glabellar Line Scale



Jeuveau™ vs Botox
≥1 Pt Improvement of GLS at Maximum Frown
Subject Assessment
≥1 Point Responders on the GLS at Maximum Frown (%)
100
90
80
70
60
50
40
30
20
10
0
54.3
50
6.3
90.1
90.1
10.6
91.5
91.8
14.6
67.2
66
8.3
56
48.3
8.3
42.2
38
2.5
2
14
30
90
120
150/ET
Jeuveau
Botox
Placebo
Days Post Treatment

Prabotulinumtoxin
Canada and Europe Phase III Trial

Exploratory Endpoint

Global Aesthetic Improvement Scale

(Improved / Much improved)



Jeuveau™ vs Botox
Global Aesthetic Improvement Scale
Investigator Assessment
≥1 Point Responders on the GLS at Maximum Frown (%)
120
100
80
60
40
20
0
60.1
58.7
8.3
96.6
95.5
8.5
96.2
93.9
4.2
81.9
77.7
6.3
69.8
61.1
2.1
49.6
41.3
2.1
2
14
30
90
120
150/ET
JeuveauTM
Botox
Placebo
Days Post Treatment

Prabotulinumtoxin
Canada and Europe Phase III Trial

Exploratory Endpoint

Global Aesthetic Improvement Scale

(Improved / Much Improved)


Jeuveau™ vs Botox
Global Aesthetic Improvement Scale
Subject Assessment
≥1 Point Responders on the GLS at Maximum Frown (%)
100
90
80
70
60
0
55.6
55.8
10.4
94
93
10.6
94.5
93.4
8.3
77.6
72.2
4.2
66.8
58.8
4.2
55.2
48.3
4.2
2
14
30
90
120
150/ET
JeuveauTM
Botox
Placebo
Days Post Treatment

Prabotulinumtoxin
Canada and Europe Phase III Trial

Exploratory Endpoint- Subject Satisfaction

(Satisfied / Very Satisfied)


Jeuveau™ vs Botox
Subject Satisfaction
≥1 Point Responders on the GLS at Maximum Frown (%)
100
90
80
70
60
50
40
30
20
10
0
58.5
56.6
10.4
88.8
85.2
2.1
91.5
86.5
6.3
80.6
72.2
6.3
70.7
65.8
4.2
67.7
63.2
8.3
2
14
30
90
120
150/ET
Jeuveau
Botox
Placebo
Days Post Treatment

Head to Head
Phase III Trial EU and CA


≥1 Point Responders on the GLS at Maximum Frown (%)
Days Post Treatment


Positive Responders on the GAIS (%)
Days Post Treatment


Positive Responders on the SSS (%)
Days Post Treatment


≥1 Point Responders on the GLS at Maximum Frown (%)
Days Post Treatment


Positive Responders on the GAIS (%)
Days Post Treatment

30 new exploratory head-to-head data points

SUBJECT SATISFACTION

GLS IMPROVEMENT
INVESTIGATOR ASSESSMENT

GLOBAL AESTHETIC IMPROVEMENT SCALE
SUBJECT ASSESSMENT

GLS IMPROVEMENT
SUBJECT ASSESSMENT

GLOBAL AESTHETIC IMPROVEMENT SCALE
INVESTIGATOR ASSESSMENT

Prabotulinumtoxin
Canada and Europe Phase III Trial
Safety

Safety Profile: Adverse Events

EU PIII EVB-003			
	Placebo	**Onabot**	**Prabot**
All	32.7%	41.9%	37.6%
Related	4.1%	14.6%	15.5%

Serious Adverse Events (SAE's)

Drug Related

- None

Other AE's of Interest

Ptosis (related)

- Eyelid – Jeuveau 1.6%, Botox 0%
- Eyebrow – Jeuveau 0%, Botox 0.4%




Baseline


Day 30


Day 90


Day 120


Day 150

Thank you

Expert Exchange

60

Dr. Justin Harper
OWNER & FOUNDER OF JUVLY AESTHETICS



Dr. Sarmela Sunder
FACIAL PLASTIC SURGEON



Dr. Sachin Shridharani
PLASTIC SURGEON


LUXURGERY

Jake Laban
CHIEF OPERATING OFFICER, SKIN BY LOVELY



THE VISION

TRANSITION FROM PHARMA TO BEAUTY

THE RIGHT PLATFORM FOR THE FUTURE

OUR EDGE –

SINGULAR FOCUS

JEUVEAU


Jeuveau

EVOLUS PRACTICE


Jonathon Smith



CREATE A MOVEMENT

TO DO LIST –

OUR PIPELINE


Manage

FACE

TECH

What's on your mind?

David Moatazedi
PRESIDENT AND CEO



Lauren Silvernail
CFO AND EVP,
CORPORATE DEVELOPMENT



Rui Avelar, MD
CHIEF MEDICAL OFFICER
AND HEAD OF R&D



Michael Jafar
CHIEF MARKETING OFFICER





bye...